UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2010


                              WOLF RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   000-1328769                 20-2414965
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

     564 Wedge Lane, Fernley, Nevada                                89408
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (403) 305-9174

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Effective February 18, 2010, we have also completed a forward split of our share capital such that every share of common stock issued and outstanding prior to the split was exchanged for 8.612 post-split shares of common stock.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2010              Wolf Resources, Inc.


                                     By: /s/ Graeme McNeill
                                        ----------------------------------------
                                        Graeme McNeill, President


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